Exhibit 10.2
EXECUTION COPY
FIRST AMENDMENT TO CREDIT AGREEMENT
     FIRST AMENDMENT dated as of August 5, 2005 (this “First Amendment”), to the Credit Agreement dated as of December 23, 2003, as amended and restated as of December 24, 2004 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NRG ENERGY, INC., a Delaware corporation (the “Company”), NRG POWER MARKETING INC., a Delaware corporation (together with the Company, the “Borrowers”), the LENDERS from time to time party thereto, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, and GOLDMAN SACHS CREDIT PARTNERS L.P., as joint lead book runners, joint lead arrangers and co-documentation agents, CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands Branch, as administrative agent (in such capacity and together with its successors, the “Administrative Agent”) and as collateral agent, and GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent.
     WHEREAS, the Borrowers and the Administrative Agent, among others, are parties to the Credit Agreement;
     WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth in this First Amendment; and
     WHEREAS, the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises contained herein, the parties hereto agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
     2. Amendment of Section 1.01 (Defined Terms). Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in the proper alphabetical order:
     “First Amendment” shall mean the First Amendment dated as of August 5, 2005 to this Agreement.
     “First Amendment Effective Date” shall mean the date on which the First Amendment becomes effective.
     3. Amendment of Section 3.23 (Energy Regulation). Section 3.23(c) of the Credit Agreement is hereby amended by adding after the first appearance of the word “Subsidiaries” the following clause: “(other than Subsidiaries regulated as steam utilities or chilled water providers)”.

     4. Amendment of Section 6.05 (Restricted Payments; Restrictive Agreements).
     (i) Section 6.05(a) of the Credit Agreement is hereby amended by deleting the words “and (x)” in the first parenthetical in clause (C) of such Section and substituting therefor “, (x) and (xii)”.
     (ii) Section 6.05(b) of the Credit Agreement is hereby amended by (a) deleting (i) the word “and” at the end of clause (x) and (ii) the period at the end of clause (xi) of such Section and (b) adding the following clause at the end of paragraph (b) of such Section:
     “and (xii) the repurchase or redemption from and after the First Amendment Effective Date of Senior Notes in an aggregate principal amount (excluding prepayment or redemption premiums and accrued interest) not to exceed $228,750,000 with the proceeds of the issuance or sale of Equity Interests of the Company (other than Disqualified Stock) (it being understood, for the avoidance of doubt, that the proviso in Section 6.05(b)(ii) shall not apply to the net cash proceeds of the issuance or sale of Equity Interests described in this clause (xii)).”
     5. Representations and Warranties. In order to induce the other parties hereto to enter into this First Amendment, each of the Borrowers represents and warrants to each other party hereto that, as of the First Amendment Effective Date (as defined below):
     (a) this First Amendment has been duly authorized, executed and delivered by each of the Borrowers and this First Amendment and the Credit Agreement, as amended hereby, constitutes each of the Borrower’s legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
     (b) the representations and warranties set forth in each Loan Documents are, after giving effect to this First Amendment, true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects on and as of such earlier date, provided that the references to the Credit Agreement in such representations and warranties shall be deemed to refer to the Credit Agreement as amended pursuant to this First Amendment; and
     (c) no Event of Default or Default has occurred and is continuing.
     6. Conditions to Effectiveness of this First Amendment. This First Amendment shall become effective on the date (the “First Amendment Effective Date”) on which:
     (a) The Administrative Agent shall have received duly executed and delivered counterparts of this First Amendment that, when taken together, bear the signatures of each of the Borrowers and the Required Lenders.

     (b) The Company shall have paid to the Administrative Agent all outstanding fees, costs and expenses owing to the Administrative Agent as of such date.
     7. Continuing Effect; No Other Amendments. Except as expressly set forth in this First Amendment, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and the Borrowers shall continue to be bound by all of such terms and provisions. The amendments provided for herein are limited to the specific provisions of the Credit Agreement specified herein and shall not constitute an amendment of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose. This First Amendment shall constitute a Loan Document.
     8. Expenses; Indemnification. The Borrowers jointly and severally agree to pay and reimburse the Administrative Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and execution and delivery of this First Amendment, and any other documents prepared in connection herewith, and the transactions contemplated hereby, including, without limitation, reasonable fees, disbursements and other charges of counsel to the Administrative Agent and the customary charges of IntraLinks, Syndrak or any other third-party internet workspace utilized in connection with this First Amendment. Without limiting the foregoing, the Borrowers also hereby acknowledge that the provisions of Section 9.05 of the Credit Agreement (including, without limitation, the indemnification provisions of clause (b) thereof) shall apply in connection with this First Amendment.
     9. Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this First Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent. The execution and delivery of this First Amendment by the Borrowers, the Lenders party hereto and the Administrative Agent shall be binding upon the Loan Parties, the Lenders, the Agents and all future holders of the Loans.
     10. Effect of Amendment. On the First Amendment Effective Date, the Credit Agreement shall be amended as provided herein. The parties hereto acknowledge and agree that (a) this First Amendment and any other Loan Documents executed and delivered in connection herewith do not constitute a novation, or termination of the “Secured Obligations” (as defined in the Credit Agreement) under the Credit Agreement as in effect prior to the First Amendment Effective Date; (b) such “Secured Obligations” are in all respects continuing (as amended hereby) with only the terms thereof being modified to the extent provided in this First Amendment; and (c) the Liens and security interests as granted under the Security Documents securing payment of such “Secured Obligations” are in all respects continuing and in full force and effect and secure the payment of the “Secured Obligations”.
     11. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE

GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

NRG ENERGY, INC.
By:	/s/ GEORGE P. SCHAEFER
	Name:	George P. Schaefer
	Title:	VP and Treasurer

NRG POWER MARKETING INC.
By:	GEORGE P. SCHAEFER
	Name:	George P. Schaefer
	Title:	VP and Treasurer

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (formerly known as Credit Suisse First Boston, acting through its Cayman Islands Branch), as Administrative Agent,
By:	/s/ JAMES MORAN
	Name:	James Moran
	Title:	Managing Director

By:	/s/ GREGORY S. RICHARDS
	Name:	Gregory S. Richards
	Title:	Associate

SIGNATURE PAGE TO FIRST AMENDMENT DATED AS OF AUGUST 5, 2005, TO
THE NRG ENERGY, INC. AND NRG POWER MARKETING INC.
AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF DECEMBER 24, 2004
To Approve the First Amendment:
Name of Institution:

By:

Name:
Title:

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